UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 29, 2008

Joytoto USA, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	O-49933 (Commission File Number)	95-4886472 (I.R.S. Employer Identification No.)

3000 Scott Boulevard, Suite 206 Santa Clara, CA 95054 (Address of principal executive offices) (zip code)

(408) 970-8050 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

Commencing with our Annual Report on Form 10-KSB for fiscal year ended December 31, 2007, we will no longer be deemed an accelerated filer because our public float was below the required threshold as of the last business day of our most recently completed second fiscal quarter. As a result of becoming a non-accelerated filer, we are permitted to elect to suspend our obligations to provide an auditor attestation report under The Sarbanes-Oxley Act, Section 404, until the annual report on Form 10-K for fiscal year ended December 31, 2008, and have elected to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2008	Joytoto USA, Inc., a Nevada corporation

/s/ Seong Yong Cho
By: Seong Yong Cho
Its: President